EXHIBIT 10.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of ALSTOM of our report dated May 23, 2002, included in the Annual Report on Form 20-F of ALSTOM for the fiscal year ended March 31, 2002.

Filed on Form S-8:
Registration Statement No. 333-10658
Registration Statement No. 333-12028

Paris, France, May 23, 2002

/s/	Barbier Frinault & Autres	/s/	Deloitte Touche Tohmatsu

	Barbier Frinault & Autres Ernst & Young Network Gilles Puissochet		Deloitte Touche Tohmatsu